                                                                Exhibit 10.13(l)

                                  CONFIDENTIAL

              AMENDMENT NUMBER 12 TO PURCHASE AGREEMENT GCT-025/98

This Amendment Number 12 to Purchase Agreement GCT-025/98, dated as of July __, 2001 ("Amendment No. 12") relates to the Purchase Agreement GCT-025/98 (the "Purchase Agreement") between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("Embraer") and Solitair Corp. ("Buyer") dated June 17, 1998 as amended from time to time (collectively referred to herein as "Agreement"). This Amendment No. 12 is between Embraer and Buyer, collectively referred to herein as the "Parties".

This Amendment No. 12 constitutes an amendment and modification regarding the incorporation of Major Changes and other modifications, pursuant to Article 11.a and 11.g of the Purchase Agreement. Except as otherwise provided for herein all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 12 which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 12 and the Purchase Agreement the terms, conditions and provisions of this Amendment No. 12 shall control.

WHEREAS, Attachment A of the Purchase Agreement will be altered in order to comply with the configuration modifications to the US Airways, Trans World Express ("TWE") and America West requirements.

WHEREAS, the Aircraft configuration has been changed in order to include the next generation passenger seats, new gust lock system, increase on galley weight capacity, new cargo liners, new APU air intake net installation and alterations in the aircraft passenger door, new AHARS, VOR system, which will affect the Aircraft Performance Guarantee;

WHEREAS, the Aircraft configuration has been changed in order to include the AFDAU equipment, A1P engines and exclude the specific emergency equipment items, JAA provisions and matched skin panels, which will affect the Aircraft Basic Price and the Performance Guarantee.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1.    ATTACHMENT A ALTERATIONS:

1.1 Attachment "A" to Purchase Agreement will be replaced by Attachments "A-1", "A-2" and "A-3", attached to this Amendment No. 12, in order to comply with US Airways (Attachment "A-1"), TWE (Attachment "A-2") and America West (Attachment "A-3") requirements for certain Aircraft, as applicable.

1.2 All modifications identified on Section 2 of this Amendment No. 12 will be referred

                                  CONFIDENTIAL

      as changes to Attachment "A" and will alter simultaneously the Attachments "A-1", "A-2" and "A-3", unless when specifically mentioned.

1.3 Buyer shall inform Embraer the configuration for each Aircraft in accordance with Sections 3 and 4 of Attachment "A".

2.    EQUIPMENT CONFIGURATION CHANGES:

2.1.  For Aircraft #10 and all subsequent Aircraft:

      (i) item 2.2 of Attachments "A-2" and "A-3" to the Agreement, "OPTIONAL SYSTEM/OTHER EQUIPMENT" is hereby amended by replacing item "m" as follows:

            "...
            m) S tandard door"

      (ii) item 2.2 of Attachment "A" to the Agreement, "OPTIONAL SYSTEM/OTHER EQUIPMENT" is hereby amended by inserting after item "m" the following:

            "...
            n) New gust lock system"

      (iii) item 2.3 of Attachment "A" to the Agreement, "INTERIOR OPTIONAL ITEMS" is hereby amended by inserting after item "i" the following:

            "...
            j) Next generation passenger seats"

2.2. For Aircraft #11 and all subsequent Aircraft, item 2.1 of Attachment "A" to the Agreement, "OPTIONS TO THE STANDARD AVIONICS CONFIGURATION" is hereby amended by inserting after item "i" the following:

            "...
            j) Auxiliary Flight Data Acquisition Unit (AFDAU)"

2.3. For Aircraft #16 and all subsequent Aircraft, item 2.2 of Attachment "A" to the Agreement, "OPTIONAL SYSTEM / OTHER EQUIPMENT", is hereby amended by inserting after item "n" the following:

            "...
            o) Rolls Royce Allison AE3007A1P engines"

This modification will only apply for Aircraft to be operated by Chautauqua Airlines, Inc.

                                  CONFIDENTIAL

2.4. For Aircraft #18 and all subsequent Aircraft, item 2.2. of Attachment "A" to the Agreement, "OPTIONAL SYSTEM / OTHER EQUIPMENT", is hereby amended by deleting the following items "i", "j", "k" and "l":

            "...
            i) Structural provision for 10(degree)rudder deflection
            j) Wiring provision for the nose landing gear door position indication in the EICAS
            k) Provision for warning of the selection of Flaps 22(degree)to take-off
            l) Provision for limitation of the hydraulic pressure on the speed brake actuator when the aircraft is above 200 knots"

      And replacing them with the following:

            "...
            i) Intentionally deleted
            j) Intentionally deleted
            k) Intentionally deleted
            l) Intentionally deleted"

2.5. For Aircraft #19, 21, 22, 23, 25 and all subsequent Aircraft, item 2.3 of Attachment "A" to the Agreement, "INTERIOR OPTIONAL ITEMS" is hereby amended by inserting after item "j" the following:

            "...
            k) New Galley Weight Capacity"

2.6. For Aircraft #22 and all subsequent Aircraft, item 2.2 of Attachment "A" to the Agreement, "OPTIONAL SYSTEM / OTHER EQUIPMENT", is hereby amended by inserting after item "o" the following

            "...
            p ) New APU Air Inlet Installation"

2.7. For Aircraft #23 and all subsequent Aircraft, item 2.2. of Attachment "A" to the Agreement, "OPTIONAL SYSTEM / OTHER EQUIPMENT", is hereby amended by deleting item "d" and replacing it with the following text, due to the change from the matched to the standard skin panels:

            "...
            d) Standard External Painting"

2.8.  For Aircraft #26 and all subsequent Aircraft:

                                  CONFIDENTIAL

      (i) item 2.1 of Attachment "A" to the Agreement, "OPTIONS TO THE STANDARD AVIONICS CONFIGURATION" is hereby amended by inserting after item "j" the following:

            "...
            k) VOR system
            l) AHRS H900 Honeywell system"

      (ii) item 2.2 of Attachment "A" to the Agreement "OPTIONAL SYSTEM/OTHER EQUIPMENT" is hereby amended by inserting after item "l" the following:

            "...
            q) New Corrosion Prevention component"

2.9. For Aircraft #29 and all subsequent Aircraft, item 2.3 of Attachment "A" to the Agreement, "INTERIOR OPTIONAL ITEMS", is hereby amended by inserting after "k" the following:

            "...
            l) Improved Overhead Bins"

2.10. For Aircraft #30 and all subsequent Aircraft, item 2.3 of Attachment "A" to the Agreement, "INTERIOR OPTIONAL ITEMS", is hereby amended by inserting after item "l" the following:

            "...
            m) New Cargo Liners"

2.11. For Aircraft #30 and all subsequent Aircraft, item 2.3 of Attachment "A" to the Agreement, "INTERIOR OPTIONAL ITEMS", is hereby amended by inserting after item "m" the following Buyer Furnished Equipment ("BFE"), due to Buyer's request to supply such emergency equipment:

            "...
            n) BFE Emergency equipment supplied by Buyer:
                  n.1) PBE 119003 Puritan Bennett
                  n.2) PBE bracket 119063-01 Puritan Bennett n.3) Smoke goggles 322-70 Scott Aviation n.4) First aid kit 70004-00 Scott Aviation n.5) Medical kit 4531 Medical Advisory Sys. n.6) Fire ext. A352T HRD Aero Sys.
                  n.7) Fire ext. bracket 817 HRD Aero Sys."

                                  CONFIDENTIAL

3.    AIRCRAFT BASIC PRICES CHANGES

3.1   The changes referred to in items 2.1, 2.5, 2.6, 2.8, 2.9 and 2.10 will [*]


3.2 The changes referred to in item 2.2, 2.3, 2.4, 2.7 and 2.11 will change the Basic Price for [*]


  --------------------------------------------------------------------------------------------------------------
                                                                                         BASIC PRICE IN
    ITEM        AIRCRAFT #        BASIC PRICE CHANGE   TOTAL BASIC PRICE CHANGE           JANUARY 2000
  --------------------------------------------------------------------------------------------------------------
     2.2       11 through 15          [*]                      [*]                       [*]
  --------------------------------------------------------------------------------------------------------------
     2.3         16 and 17            [*]                      [*]                       [*]
  --------------------------------------------------------------------------------------------------------------
     2.4.      18 through 22          [*]                      [*]                       [*]
  --------------------------------------------------------------------------------------------------------------
     2.7       23 through 27          [*]                      [*]                       [*]
  --------------------------------------------------------------------------------------------------------------
                28 and 29*            [*]                      [*]                       [*]
  --------------------------------------------------------------------------------------------------------------
    2.11       30 through 45          [*]                      [*]                       [*]
  --------------------------------------------------------------------------------------------------------------
              Option Aircraft         [*]                      [*]                       [*]
  --------------------------------------------------------------------------------------------------------------

*     Prior to this Amendment, the Basic Price of Aircraft 28 through 45 was
      [*]

3.3 As a result of the changes described in 3.2 above, the Aircraft Basic Price table on Article "3.a.1" for Aircraft #11 and all subsequent Aircraft shall be deleted and replace with the following:

      --------------------------------------------------------------------------------------------------------------------
            Aircraft #                                         Price
      --------------------------------------------------------------------------------------------------------------------
            "11 TO 15         [*]

      --------------------------------------------------------------------------------------------------------------------
            16 and 17         [*]

      --------------------------------------------------------------------------------------------------------------------
             18 to 22         [*]

      --------------------------------------------------------------------------------------------------------------------
             23 to 27         [*]

      --------------------------------------------------------------------------------------------------------------------
            28 and 29         [*]

      --------------------------------------------------------------------------------------------------------------------
          30 through 45       [*]

      --------------------------------------------------------------------------------------------------------------------



----------
* Confidential

                                  CONFIDENTIAL

4. OPTION AIRCRAFT BASIC PRICE: Article 24.b shall be deleted and replaced with the following:

      "b. BASIC PRICE: The unit basic price of each Option Aircraft shall be [*]), provided that such Option Aircraft be delivered to Buyer in accordance with the chart above and in the same configuration, specification and installations specified in Attachment "A", as such attachment is written on the date of signature of this Amendment No. 12 unless otherwise modified by the Parties and the costs for such changes shall be in addition to the Basic Price."

5. CHANGES IN THE AIRCRAFT PERFORMANCE GUARANTEE: Attachment J to the Agreement is hereby amended as follows with respect to the specified
      Aircraft:

a. AIRCRAFT #10 AND ALL SUBSEQUENT AIRCRAFT - INCLUSION OF NEW GUST LOCK SYSTEM AND NEXT GENERATION PASSENGER SEATS

      (i) In section 1.a.2.1, the amount "11,969 Pounds (5,430 kg)" is deleted and replaced with "11,965 Pounds (5,428 kg)"

      (ii) in section 1.a.2.3, "EMB-145 WEIGHT SUMMARY", items 2, 3, and 5 shall be deleted and replaced with the following:

        ----------------------------------------------------------------------------------------------
                                   ITEMS                              WEIGHT (kg)       WEIGHT (lb)
        ----------------------------------------------------------------------------------------------
        2 - Option to Std EMB-145 Aircraft (*)                            595             1,311
        ----------------------------------------------------------------------------------------------
        3 - M.E.W. Customer Configuration                                11,795           26,003
        ----------------------------------------------------------------------------------------------
        5 - O.E.W. Customer Configuration                                12,351           27,229
        ----------------------------------------------------------------------------------------------

      (iii) in section 1.a.2.4, "Customer Options Table", items B, and C shall be modified by added the following new provisions at the end of each section, and the "SUBTOTAL" shall be modified as follows:

        -------------------------------------------------------------------------------------------------------------
        ITEMS                                                                  OPT       WEIGHT (kg)    WEIGHT (lb)
        -------------------------------------------------------------------------------------------------------------
        B) OPTIONS SYSTEM/OTHER EQUIPMENT
        -------------------------------------------------------------------------------------------------------------
        New gust lock system                                                    Y            1.8            3.9
        -------------------------------------------------------------------------------------------------------------
        C) INTERIOR OPTIONAL ITEMS
        -------------------------------------------------------------------------------------------------------------
        Next generation passenger seats                                         Y             -              -
        -------------------------------------------------------------------------------------------------------------
                                              SUB-TOTAL (OPTIONS STD A/C)                    595           1,311
        -------------------------------------------------------------------------------------------------------------


----------
* Confidential

                                  CONFIDENTIAL

      (iv)  in section 1.a.3, "Weight" is hereby amended to read as follows:

                  "The manufacturer's empty weight (M.E.W.), for Customer configuration, is guaranteed to be:

                          NOMINAL:       26,003 Pounds
                          TOLERANCE:        260 Pounds
                          GUARANTEE:     26,263 Pounds"

b.    AIRCRAFT #11 AND ALL SUBSEQUENT AIRCRAFT - INCLUSION OF AFDAU

      (i) in section 1.a.2.1, the amount "11,965 Pounds (5,428 kg)" is deleted and replaced with "11,944 Pounds (5,418 kg)"

      (ii) in section 1.a.2.3, "EMB-145 WEIGHT SUMMARY", items 2, 3, and 5 shall be deleted and replaced with the following:

        ----------------------------------------------------------------------------------------------
                                   ITEMS                                 WEIGHT           WEIGHT
                                                                          (kg)             (lb)
        ----------------------------------------------------------------------------------------------
        2 - Option to Std EMB-145 Aircraft (*)                            605             1,332
        ----------------------------------------------------------------------------------------------
        3 - M.E.W. Customer Configuration                                11,805           26,024
        ----------------------------------------------------------------------------------------------
        5 - O.E.W. Customer Configuration                                12,361           27,250
        ----------------------------------------------------------------------------------------------

      (iii) in section 1.a.2.4, "Customer Options Table", item A shall be modified by added the following new provisions at the end of such and the "SUBTOTAL" shall be modified as follows:

         ------------------------------------------------------------------------------------------------------------
         ITEMS                                                                 OPT       WEIGHT (kg)    WEIGHT (lb)
         ------------------------------------------------------------------------------------------------------------
         A) OPTIONS TO STD AVIONIC CONFIGURATION
         ------------------------------------------------------------------------------------------------------------
         Auxiliary Flight Data Acquisition Unit (AFDAU)                         Y            9.6            21
         ------------------------------------------------------------------------------------------------------------
                                               SUB-TOTAL (OPTIONS STD A/C)                   605           1,332
         ------------------------------------------------------------------------------------------------------------

      (iv)  in section 1.a.3, "Weight" is hereby amended to read as follows:

                  "The manufacturer's empty weight (M.E.W.), for Customer configuration, is guaranteed to be:

                          NOMINAL:       26,024 Pounds
                          TOLERANCE:        260 Pounds
                          GUARANTEE:     26,284 Pounds"

                                  CONFIDENTIAL

c.    AIRCRAFT #16 AND ALL SUBSEQUENT AIRCRAFT - INCLUSION OF AE3007A1P ENGINES

      (i) The first paragraph of Section 1 - GUARANTEES, shall be deleted and replaced by the following:

            "Embraer, subject to the conditions and limitations hereby expressed, and considering the Aircraft with a maximum takeoff weight of 48,501 pounds (22,000 kg) and equipped with EMBRAER furnished Rolls-Royce Allison AE 3007A1P engines, guarantees each Aircraft as follows:"

      (ii) in section 1.a.2.1 and 1.a.2.3 will not be changed as there is no weight alteration;

      (iii) in section 1.a.2.4, "Customer Options Table", section B shall be modified by added the following new provision at the end of such section:

         ------------------------------------------------------------------------------------------------------------
         ITEMS                                                                 OPT       WEIGHT (kg)    WEIGHT (lb)
         ------------------------------------------------------------------------------------------------------------
         B) OPTIONS SYSTEM/OTHER EQUIPMENT
         ------------------------------------------------------------------------------------------------------------
         Rolls Royce Allison AE3007A1P engines                                  Y             -              -
         ------------------------------------------------------------------------------------------------------------

d. AIRCRAFT #18 AND ALL SUBSEQUENT AIRCRAFT - EXCLUSION OF PROVISIONS FOR JAA CERTIFICATION

      (i) in section 1.a.2.1, the amount "11,944 Pounds (5,418 kg)" is deleted and replaced with "11,949 Pounds (5,420 kg)"

      (ii) in section 1.a.2.3, "EMB-145 WEIGHT SUMMARY", items 2, 3, and 5 shall be deleted and replaced with the following:

        ----------------------------------------------------------------------------------------------
                                   ITEMS                                WEIGHT            WEIGHT
                                                                         (kg)              (lb)
        ----------------------------------------------------------------------------------------------
        2 - Option to Std EMB-145 Aircraft (*)                            603             1,327
        ----------------------------------------------------------------------------------------------
        3 - M.E.W. Customer Configuration                                11,803           26,019
        ----------------------------------------------------------------------------------------------
        5 - O.E.W. Customer Configuration                                12,359           27,245
        ----------------------------------------------------------------------------------------------

      (iii) in section 1.a.2.4, "Customer Options Table", item B shall be modified changing the weight and observation (1) as indicated below:

         ------------------------------------------------------------------------------------------------------------
         ITEMS                                                                 OPT       WEIGHT (kg)    WEIGHT (lb)
         ------------------------------------------------------------------------------------------------------------
         B) OPTIONS SYSTEM/OTHER EQUIPMENT
         ------------------------------------------------------------------------------------------------------------
         Provisions for JAA Certification (1)                                   Y            2.0            4.5
         ------------------------------------------------------------------------------------------------------------
                                               SUB-TOTAL (OPTIONS STD A/C)                   603           1,327
         ------------------------------------------------------------------------------------------------------------
           (1) Provisions for JAA Certification:

                                  CONFIDENTIAL

            - Wiring provision on the panel lamps for Filament Test

      (iv)  in section 1.a.3, "Weight" is hereby amended to read as follows:

                  "The manufacturer's empty weight (M.E.W.), for Customer configuration, is guaranteed to be:

                          NOMINAL:       26,019 Pounds
                          TOLERANCE:        260 Pounds
                          GUARANTEE:     26,279 Pounds"

e. AIRCRAFT #19, 21, 22, 23, 25 AND ALL SUBSEQUENT AIRCRAFT - INCLUSION OF GALLEY WEIGHT CAPACITY INCREASE

      (i) in section 1.a.2.1, the amount "11,949 Pounds (5,420 kg)" is deleted and replaced with "11,944 Pounds (5,418 kg)".

      (ii) in section 1.a.2.3, "EMB-145 WEIGHT SUMMARY", items 2, 3, and 5 shall be deleted and replaced with the following:

        ----------------------------------------------------------------------------------------------
                                   ITEMS                                 WEIGHT           WEIGHT
                                                                          (kg)             (lb)
        ----------------------------------------------------------------------------------------------
        2 - Option to Std EMB-145 Aircraft (*)                            605              1,332
        ----------------------------------------------------------------------------------------------
        3 - M.E.W. Customer Configuration                                11,805           26,024
        ----------------------------------------------------------------------------------------------
        5 - O.E.W. Customer Configuration                                12,361           27,250
        ----------------------------------------------------------------------------------------------

      (iii) in section 1.a.2.4, "Customer Options Table", item C shall be added with the following new provision at the end of such section:

         ------------------------------------------------------------------------------------------------------------
         ITEMS                                                                 OPT       WEIGHT (kg)    WEIGHT (lb)
         ------------------------------------------------------------------------------------------------------------
         C) INTERIOR OPTIONAL ITEMS
         ------------------------------------------------------------------------------------------------------------
         New Galley Weight Capacity                                             Y            2.3            5.0
         ------------------------------------------------------------------------------------------------------------
                                               SUB-TOTAL (OPTIONS STD A/C)                   605           1,332
         ------------------------------------------------------------------------------------------------------------

f.    AIRCRAFT #22 AND ALL SUBSEQUENT AIRCRAFT - NEW APU AIR INLET INSTALLATION

      (i) in section 1.a.2.1, the amount "11,944 Pounds (5,418 kg)" is deleted and replaced with "11,943 Pounds (5,418 kg)".

      (ii) in section 1.a.2.3, "EMB-145 WEIGHT SUMMARY", items 2, 3, and 5 shall be deleted and replaced with the following:

                                  CONFIDENTIAL

        ----------------------------------------------------------------------------------------------
                                   ITEMS                                 WEIGHT           WEIGHT
                                                                          (kg)             (lb)
        ----------------------------------------------------------------------------------------------
        2 - Option to Std EMB-145 Aircraft (*)                            605             1,333
        ----------------------------------------------------------------------------------------------
        3 - M.E.W. Customer Configuration                                11,805           26,025
        ----------------------------------------------------------------------------------------------
        5 - O.E.W. Customer Configuration                                12,361           27,251
        ----------------------------------------------------------------------------------------------

      (iii) in section 1.a.2.4, "Customer Options Table", section B shall be modified by added the following new provision at the end of such section:

         ------------------------------------------------------------------------------------------------------------
         ITEMS                                                                OPT       WEIGHT (kg)     WEIGHT (lb)
         ------------------------------------------------------------------------------------------------------------
         B) OPTIONS SYSTEM/OTHER EQUIPMENT
         ------------------------------------------------------------------------------------------------------------
         New APU Air Inlet Installation                                        Y            0.3              0.7
         ------------------------------------------------------------------------------------------------------------
                                              SUB-TOTAL (OPTIONS STD A/C)                   605             1,333
         ------------------------------------------------------------------------------------------------------------

      (iv)  in section 1.a.3, "Weight" is hereby amended to read as follows:

                  "The manufacturer's empty weight (M.E.W.), for Customer configuration, is guaranteed to be:

                          NOMINAL:       26,025 Pounds
                          TOLERANCE:        260 Pounds
                          GUARANTEE:     26,285 Pounds"

g.    AIRCRAFT #23 AND ALL SUBSEQUENT AIRCRAFT - STANDARD EXTERNAL PAINTING

      (i) in section 1.a.2.1 and 1.a.2.3 will not be changed as there is no weight alteration;

      (ii) in section 1.a.2.4, "Customer Options Table", section B shall be modified by changing the item "External Painting (with capability to be polished) as follows:

         ------------------------------------------------------------------------------------------------------------
         ITEMS                                                                 OPT       WEIGHT (kg)    WEIGHT (lb)
         ------------------------------------------------------------------------------------------------------------
         B) OPTIONS SYSTEM/OTHER EQUIPMENT
         ------------------------------------------------------------------------------------------------------------
         Standard External Painting                                             Y           56.0           123.5
         ------------------------------------------------------------------------------------------------------------

                                  CONFIDENTIAL

h. AIRCRAFT #26 AND ALL SUBSEQUENT AIRCRAFT - INCLUSION OF VOR, AHRS H900 AND NEW CORROSION PREVENTION COMPONENT

      (i) In section 1.a.2.1, the amount "11,943 Pounds (5,418 kg)" is deleted and replaced with "11,934 Pounds (5,413 kg)"

      (ii) in section 1.a.2.3, "EMB-145 WEIGHT SUMMARY", items 2, 3, and 5 shall be deleted and replaced with the following:

        ----------------------------------------------------------------------------------------------
                                   ITEMS                                 WEIGHT           WEIGHT
                                                                          (kg)             (lb)
        ----------------------------------------------------------------------------------------------
        2 - Option to Std EMB-145 Aircraft (*)                            610             1,342
        ----------------------------------------------------------------------------------------------
        3 - M.E.W. Customer Configuration                                11,810           26,034
        ----------------------------------------------------------------------------------------------
        5 - O.E.W. Customer Configuration                                12,366           27,260
        ----------------------------------------------------------------------------------------------

      (iii) in section 1.a.2.4, "Customer Options Table", sections A and B shall be modified by added the following new provisions at the end of such section:

         ------------------------------------------------------------------------------------------------------------
         ITEMS                                                                OPT       WEIGHT (kg)     WEIGHT (lb)
         ------------------------------------------------------------------------------------------------------------
         A) OPTIONS TO STD AVIONIC CONFIGURATION
         ------------------------------------------------------------------------------------------------------------
         VOR system                                                            Y             -               -
         ------------------------------------------------------------------------------------------------------------
         AHRS H900 Honeywell system                                            Y             -               -
         ------------------------------------------------------------------------------------------------------------
           B) OPTIONS SYSTEM/OTHER EQUIPMENT
         ------------------------------------------------------------------------------------------------------------
         New Corrosion Prevention Component                                    Y            5.0             8.8
         ------------------------------------------------------------------------------------------------------------
                                              SUB-TOTAL (OPTIONS STD A/C)                   610            1,342
         ------------------------------------------------------------------------------------------------------------

      (iv)  in section 1.a.3, "Weight" is hereby amended to read as follows:

                  "The manufacturer's empty weight (M.E.W.), for Customer configuration, is guaranteed to be:

                          NOMINAL:       26,034 Pounds
                          TOLERANCE:        260 Pounds
                          GUARANTEE:     26,294 Pounds"

i.    AIRCRAFT #29 AND ALL SUBSEQUENT AIRCRAFT - IMPROVED OVERHEAD BINS

      (i) In section 1.a.2.1, the amount "11,934 Pounds (5,413 kg)" is deleted and replaced with "11,949 Pounds (5,420 kg)"

      (ii) in section 1.a.2.3, "EMB-145 WEIGHT SUMMARY", items 2, 3, and 5 shall be deleted and replaced with the following:

                                  CONFIDENTIAL

        ----------------------------------------------------------------------------------------------
                                   ITEMS                              WEIGHT (kg)         WEIGHT
                                                                                           (lb)
        ----------------------------------------------------------------------------------------------
        2 - Option to Std EMB-145 Aircraft (*)                            603             1,327
        ----------------------------------------------------------------------------------------------
        3 - M.E.W. Customer Configuration                                11,803           26,019
        ----------------------------------------------------------------------------------------------
        5 - O.E.W. Customer Configuration                                12,359           27,245
        ----------------------------------------------------------------------------------------------

      (iii) in section 1.a.2.4, "Customer Options Table", section C shall be modified by added the following new provision at the end of such section:

         ------------------------------------------------------------------------------------------------------------
         ITEMS                                                                 OPT       WEIGHT (kg)    WEIGHT (lb)
         ------------------------------------------------------------------------------------------------------------
           C) INTERIOR OPTIONAL ITEMS
         ------------------------------------------------------------------------------------------------------------
         Improved Overhead bins                                                 Y           -7.0           -15.4
         ------------------------------------------------------------------------------------------------------------
                                               SUB-TOTAL (OPTIONS STD A/C)                   603           1,327
         ------------------------------------------------------------------------------------------------------------

      (iv)  in section 1.a.3, "Weight" is hereby amended to read as follows:

                  "The manufacturer's empty weight (M.E.W.), for Customer configuration, is guaranteed to be:

                          NOMINAL:       26,019 Pounds
                          TOLERANCE:        260 Pounds
                          GUARANTEE:     26,279 Pounds"

j.    AIRCRAFT #30 AND ALL SUBSEQUENT AIRCRAFT - INCLUSION OF NEW CARGO LINERS

      (i) in section 1.a.2.1, the amount "11, 949 Pounds (5, 420 kg)" is deleted and replaced with "11, 944 Pounds (5, 418 kg)"

      (ii) in section 1.a.2.3, "EMB-145 WEIGHT SUMMARY", items 2, 3, and 5 shall be deleted and replaced with the following:

        -----------------------------------------------------------------------------------------------
                                   ITEMS                                  WEIGHT           WEIGHT
                                                                           (kg)             (lb)
        -----------------------------------------------------------------------------------------------
        2 - Option to Std EMB-145 Aircraft (*)                               605            1,331
        -----------------------------------------------------------------------------------------------
        3 - M.E.W. Customer Configuration                                 11,805           26,023
        -----------------------------------------------------------------------------------------------
        5 - O.E.W. Customer Configuration                                 12,361           27,249
        -----------------------------------------------------------------------------------------------

      (iii) in section 1.a.2.4, "Customer Options Table", item C shall be modified by added the following new provision at the end of each section, and the "SUBTOTAL" shall be modified as follows:

                                  CONFIDENTIAL

         --------------------------------------------------------------------------------------------------------------
         ITEMS                                                                 OPT       WEIGHT (kg)     WEIGHT (lb)
         --------------------------------------------------------------------------------------------------------------
         C) INTERIOR OPTIONAL ITEMS
         --------------------------------------------------------------------------------------------------------------
         New Cargo Liners                                                       Y             2              4.5
         --------------------------------------------------------------------------------------------------------------
                                               SUB-TOTAL (OPTIONS STD A/C)                   605            1,331
         --------------------------------------------------------------------------------------------------------------

      (iv)  in section 1.a.3, "Weight" is hereby amended to read as follows:

                  "The manufacturer's empty weight (M.E.W.), for Customer configuration, is guaranteed to be:

                          NOMINAL:       26,023 Pounds
                          TOLERANCE:        260 Pounds
                          GUARANTEE:     26,283 Pounds"

6. MISCELLANEOUS: All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 12 shall remain valid in full force and effect without any change.


         [The remainder of this page has been left blank intentionally.]

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 12 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de                  Solitair Corp.
Aeronautica S.A.


By  /s/ Frederico Fleury Curado                  By  /s/ Jay Maymudes
  -------------------------------                   ---------------------------
Name:  Frederico Fleury Curado                   Name:  Jay Maymudes
  -------------------------------                   ---------------------------

Title: E.V.P. Airline Market                     Title: V. P.
  -------------------------------                   ---------------------------


By  /s/ Flavio Rimoli                            Date: 10/22/01
  -------------------------------                   ---------------------------

Name:  Flavio Rimoli                             Place: Greenwich, CT
  -------------------------------                   ---------------------------

Title: Director of Contracts
  -------------------------------

Date:  10/22/2001
  -------------------------------

Place: Sao Jose dos Campos
  -------------------------------

                   AIRCRAFT SPECIFIC CONFIGURATION, FINISHING
                             AND REGISTRATION MARKS

1.  STANDARD AIRCRAFT

     The Aircraft shall be manufactured according to the standard configuration specified in the Technical Description TD-145/010, dated January 1998 (Appendix I) (the "Technical Description") and the optional equipment described in item 2 below.

2.  OPTIONAL EQUIPMENT

      2.1   OPTIONS TO THE STANDARD AVIONICS CONFIGURATION

            a)    CAT-II
            b)    2nd Radio Altimeter
            c)    2nd DME
            d)    2nd ADF
            e)    2nd Transponder Mode S
            f)    Selcal - Trimble
            g)    FMS/GPS - Honeywell
            h)    EGPWS
            i)    VHF (1st and 2nd) 8.33 khz spacing
            j) Auxiliary Flight Data Acquisition Unit (AFDAU) (applicable for Aircraft #11 and all subsequent Aircraft)
            k) VOR system (applicable for Aircraft #26 and all subsequent Aircraft)
            l) AHRS H900 Honeywell system (applicable for Aircraft #26 and all subsequent Aircraft)

      2.2   OPTIONAL SYSTEM / OTHER EQUIPMENT

            a)    Thrust Reversers
            b)    LR version
            c)    Cockpit Floodlight
            d) Standard External Painting (for Aircraft #23 and all subsequent Aircraft)
            e)    Service Door Sill Protection
            f)    Cargo Door Sill Protection
            g)    Cargo Door Light
            h)    Wiring provision on the panel lamps for Filament Test
            i)    Intentionally deled (for Aircraft #18 and all subsequent
                  Aircraft)
            j)    Intentionally deled (for Aircraft #18 and all subsequent
                  Aircraft)
            k)    Intentionally deled (for Aircraft #18 and all subsequent
                  Aircraft)
            l)    Intentionally deled (for Aircraft #18 and all subsequent
                  Aircraft)
            m)    Plug type passenger door
            n) New Gust Lock System (applicable for Aircraft #10 and all subsequent Aircraft)
            o) Rolls Royce Allison AE3007A1P engines (1) (applicable for Aircraft #16 and all subsequent Aircraft)
            p) New APU Air Intake Net Installation (applicable for Aircraft #22 and all subsequent Aircraft)

            q) New Corrosion Prevention component (applicable for Aircraft #26 and all subsequent Aircraft)

      2.3   INTERIOR OPTIONAL ITEMS

            a)    Interior Option 1
            b)    Audio Entertainment (CD player)
            c)    2nd Attendant kit (include Handset/Cradle)
            d)    Blue Sterile Light
            e)    Baggage Compartment Class C
            f)    Passenger Seats - Customized Cushion Version Top w/
                  Ultra-leather
            g)    Baggage Restraint Net
            h)    Extra Oxygen Mask (3 mask for each double seat)
            i) Next Generation Passenger seats (applicable for Aircraft #10 and all subsequent Aircraft)
            j) New Galley Weight Capacity (applicable for Aircraft #19, 21, 22, 23, 25 and all subsequent Aircraft)
            k) Improved Overhead Bins (applicable for Aircraft #29 and all subsequent Aircraft)
            l) New Cargo Liners (applicable for Aircraft #30 and all subsequent Aircraft)
            m) Emergency equipment items supplied by Buyer (applicable for Aircraft #30 and all subsequent Aircraft):
                  n.1) PBE   119003   Puritan Bennett
                  n.2) PBE bracket   119063-01   Puritan Bennett
                  n.3) Smoke goggles   322-70   Scott Aviation
                  n.4) First aid kit   70004-00   Scott Aviation
                  n.5) Medical kit   4531   Medical Advisory Sys.
                  n.6) Fire ext. A352T   HRD Aero Sys
                  n.7) Fire ext. bracket   817   HRD Aero Sys

NOTES:

      (1) Rolls Royce Allison AE3007A1P engines, only for Aircraft to be operated by Chautauqua Airlines, Inc..

3.    FINISHING

      a.    EXTERIOR FINISHING:

      The Aircraft shall be painted according to Buyer's or a Designated Operator's color and paint scheme which shall be supplied to Embraer by Buyer no later than six (6) months prior to the relevant Aircraft Contractual Delivery Date.

      b.    INTERIOR FINISHING:

            Buyer shall inform Embraer no later than seven (7) months prior to the relevant Aircraft Contractual Delivery Date of its choice of materials and colors of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain. The above mentioned schedule for definition of interior finishing shall only be applicable if Buyer selects its materials from the choices offered by and available at Embraer. In case Buyer elects to use different materials and or patterns, such schedule shall be agreed between the Parties at the time of signature of this Purchase Agreement.

      If Buyer does not supply Embraer with the information in the time period as described in Article 3.a and 3.b, the Aircraft will be produced and will be made available for Buyer's inspection in the same condition of exterior and interior finishing as the first Aircraft.

4.    REGISTRATION MARKS

      The Aircraft shall be delivered to Buyer with the registration marks painted on them, which shall be supplied to Embraer by Buyer no later than ninety (90) days before each relevant Aircraft Contractual Delivery Date.

IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT "A-1" AND THE TERMS OF THE TECHNICAL DESCRIPTION, THE TERMS OF THIS ATTACHMENT "A-1" SHALL PREVAIL.

--------------------------------------------------------------------------------

                   AIRCRAFT SPECIFIC CONFIGURATION, FINISHING
                             AND REGISTRATION MARKS

1.    STANDARD AIRCRAFT

      The Aircraft shall be manufactured according to the standard configuration specified in the Technical Description TD-145/010, dated January 1998 (Appendix I) (the "Technical Description") and the optional equipment described in item 2 below.

2.    OPTIONAL EQUIPMENT

      2.1   OPTIONS TO THE STANDARD AVIONICS CONFIGURATION

            a)    CAT-II
            b)    2nd Radio Altimeter
            c)    2nd DME
            d)    2nd ADF
            e)    2nd Transponder Mode S
            f)    Selcal - Trimble
            g)    FMS/GPS - Honeywell
            h)    EGPWS
            i)    VHF (1st and 2nd) 8.33 khz spacing
            j) Auxiliary Flight Data Acquisition Unit (AFDAU) (applicable for Aircraft #11 and all subsequent Aircraft)
            k) VOR system (applicable for Aircraft #26 and all subsequent Aircraft)
            l) AHRS H900 Honeywell system (applicable for Aircraft #26 and all subsequent Aircraft)

      2.2 OPTIONAL SYSTEM / OTHER EQUIPMENT

            a)    Thrust Reversers
            b)    LR version
            c)    Cockpit Floodlight
            d) Standard External Painting (for Aircraft #23 and all subsequent Aircraft)
            e)    Service Door Sill Protection
            f)    Cargo Door Sill Protection
            g)    Cargo Door Light
            h)    Wiring provision on the panel lamps for Filament Test
            i)    Intentionally deled (for Aircraft #18 and all subsequent
                  Aircraft)
            j)    Intentionally deled (for Aircraft #18 and all subsequent
                  Aircraft)
            k)    Intentionally deled (for Aircraft #18 and all subsequent
                  Aircraft)
            l)    Intentionally deled (for Aircraft #18 and all subsequent
                  Aircraft)
            m)    Standard door
            n) New Gust Lock System (applicable for Aircraft #10 and all subsequent Aircraft)
            o) Rolls Royce Allison AE3007A1P engines (1) (applicable for Aircraft #16 and all subsequent Aircraft)
            p) New APU Air Intake Net Installation (applicable for Aircraft #22 and all subsequent Aircraft)

--------------------------------------------------------------------------------

            q) New Corrosion Prevention component (applicable for Aircraft #26 and all subsequent Aircraft)

      2.3   INTERIOR OPTIONAL ITEMS

            a)    Interior Option 1
            b)    Audio Entertainment (CD player)
            c)    2nd Attendant kit (include Handset/Cradle)
            d)    Blue Sterile Light
            e)    Baggage Compartment Class C
            f) Standard main door with structural provisions for plug type door
            g)    Passenger Seats - Customized Cushion Version Top w/
                  Ultra-leather
            h)    Baggage Restraint Net
            i)    Extra Oxygen Mask (3 mask for each double seat)
            j) Next Generation Passenger seats (applicable for Aircraft #10 and all subsequent Aircraft)
            k) New Galley Weight Capacity (applicable for Aircraft #19, 21, 22, 23, 25 and all subsequent Aircraft)
            l) Improved Overhead Bins (applicable for Aircraft #29 and all subsequent Aircraft)
            m) New Cargo Liners (applicable for Aircraft #30 and all subsequent Aircraft)
            n) Emergency equipment items supplied by Buyer (applicable for Aircraft #30 and all subsequent Aircraft):
                  n.1) PBE 119003 Puritan Bennett
                  n.2) PBE bracket 119063-01 Puritan Bennett n.3) Smoke goggles 322-70 Scott Aviation n.4) First aid kit 70004-00 Scott Aviation n.5) Medical kit 4531 Medical Advisory Sys.
                  n.6) Fire ext. A352T HRD Aero Sys
                  n.7) Fire ext. bracket 817 HRD Aero Sys

            NOTES:

      (1) Rolls Royce Allison AE3007A1P engines, only to Aircraft to be operated by Chautauqua Airlines, Inc..

3.    FINISHING

      a.    EXTERIOR FINISHING:

            The Aircraft shall be painted according to Buyer's or a Designated Operator's color and paint scheme which shall be supplied to Embraer by

      Buyer no later than six (6) months prior to the relevant Aircraft Contractual Delivery Date.

      b.    INTERIOR FINISHING:

            Buyer shall inform Embraer no later than seven (7) months prior to the relevant Aircraft Contractual Delivery Date of its choice of materials and colors of all and any item of interior finishing such as seat covers, carpet,

--------------------------------------------------------------------------------

            floor lining on galley areas, side walls and overhead lining, galley lining and curtain. The above mentioned schedule for definition of interior finishing shall only be applicable if Buyer selects its materials from the choices offered by and available at Embraer. In case Buyer elects to use different materials and or patterns, such schedule shall be agreed between the Parties at the time of signature of this Purchase Agreement.

      If Buyer does not supply Embraer with the information in the time period as described in Article 3.a and 3.b, the Aircraft will be produced and will be made available for Buyer's inspection in the same condition of exterior and interior finishing as the first Aircraft.

4.    REGISTRATION MARKS

      The Aircraft shall be delivered to Buyer with the registration marks painted on them, which shall be supplied to Embraer by Buyer no later than ninety (90) days before each relevant Aircraft Contractual Delivery Date.

IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT "A-2" AND THE TERMS OF THE TECHNICAL DESCRIPTION, THE TERMS OF THIS ATTACHMENT "A-2" SHALL PREVAIL.

--------------------------------------------------------------------------------

                   AIRCRAFT SPECIFIC CONFIGURATION, FINISHING
                             AND REGISTRATION MARKS

1.    STANDARD AIRCRAFT

      The Aircraft shall be manufactured according to the standard configuration specified in the Technical Description TD-145/010, dated January 1998 (Appendix I) (the "Technical Description") and the optional equipment described in item 2 below.

2.    OPTIONAL EQUIPMENT

      2.1   OPTIONS TO THE STANDARD AVIONICS CONFIGURATION

            a)    CAT-II
            b)    2nd Radio Altimeter
            c)    2nd DME
            d)    2nd ADF
            e)    2nd Transponder Mode S
            f)    Selcal - Trimble
            g)    FMS/GPS - Honeywell
            h)    EGPWS
            i)    VHF (1st and 2nd) 8.33 khz spacing
            j) Auxiliary Flight Data Acquisition Unit (AFDAU) (applicable for Aircraft #11 and all subsequent Aircraft)
            k) VOR system (applicable for Aircraft #26 and all subsequent Aircraft)
            l) AHRS H900 Honeywell system (applicable for Aircraft #26 and all subsequent Aircraft)

      2.2   OPTIONAL SYSTEM / OTHER EQUIPMENT

            a)    Thrust Reversers
            b)    LR version
            c)    Cockpit Floodlight
            d) Standard External Painting (for Aircraft #23 and all subsequent Aircraft)
            e)    Service Door Sill Protection
            f)    Cargo Door Sill Protection
            g)    Cargo Door Light
            h)    Wiring provision on the panel lamps for Filament Test
            i)    Intentionally deled (for Aircraft #18 and all subsequent
                  Aircraft)
            j)    Intentionally deled (for Aircraft #18 and all subsequent
                  Aircraft)
            k)    Intentionally deled (for Aircraft #18 and all subsequent
                  Aircraft)
            l) Intentionally deled (for Aircraft #18 and all subsequent Aircraft) Standard door
            m) New Gust Lock System (applicable for Aircraft #10 and all subsequent Aircraft)
            n) Rolls Royce Allison AE3007A1P engines (1) (applicable for Aircraft #16 and all subsequent Aircraft)
            o) New APU Air Intake Net Installation (applicable for Aircraft #22 and all subsequent Aircraft)
            p) New Corrosion Prevention component (applicable for Aircraft #26 and all subsequent Aircraft)

--------------------------------------------------------------------------------

      2.3   INTERIOR OPTIONAL ITEMS

            a)    Interior Option 1
            b)    Audio Entertainment (CD player)
            c)    Aft Attendant Handset/Cradle
            d)    Blue Sterile Light
            e)    Baggage Compartment Class C
            f) Standard main door with structural provisions for plug type door
            g)    Passenger Seats - Customized Cushion Version Top w/
                  Ultra-leather
            h)    Baggage Restraint Net
            i)    Extra Oxygen Mask (3 mask for each double seat)
            j) Next Generation Passenger seats (applicable for Aircraft #10 and all subsequent Aircraft)
            k) New Galley Weight Capacity (applicable for Aircraft #19, 21, 22, 23, 25 and all subsequent Aircraft)
            l) Improved Overhead Bins (applicable for Aircraft #29 and all subsequent Aircraft)
            m) New Cargo Liners (applicable for Aircraft #30 and all subsequent Aircraft)
            n) Emergency equipment items supplied by Buyer (applicable for Aircraft #30 and all subsequent Aircraft): n.1) PBE 119003 Puritan Bennett n.2) PBE bracket 119063-01 Puritan Bennett n.3) Smoke goggles 322-70 Scott Aviation n.4) First aid kit 70004-00 Scott Aviation n.5) Medical kit 4531 Medical Advisory Sys.
                  n.6) Fire ext. A352T HRD Aero Sys
                  n.7) Fire ext. bracket 817 HRD Aero Sys

NOTES:

(1) Rolls Royce Allison AE3007A1P engines, only for Aircraft to be operated by Chautauqua Airlines, Inc..

3.    FINISHING

      a.    EXTERIOR FINISHING:

      The Aircraft shall be painted according to Buyer's or a Designated Operator's color and paint scheme which shall be supplied to Embraer by Buyer no later than six (6) months prior to the relevant Aircraft Contractual Delivery Date.

      b.    INTERIOR FINISHING:

            Buyer shall inform Embraer no later than seven (7) months prior to the relevant Aircraft Contractual Delivery Date of its choice of materials and colors of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain. The above mentioned schedule for definition of interior finishing shall only be applicable if Buyer selects its materials from the choices offered by and available at Embraer. In case Buyer elects to use

--------------------------------------------------------------------------------

            different materials and or patterns, such schedule shall be agreed between the Parties at the time of signature of this Purchase Agreement.

      If Buyer does not supply Embraer with the information in the time period as described in Article 3.a and 3.b, the Aircraft will be produced and will be made available for Buyer's inspection in the same condition of exterior and interior finishing as the first Aircraft.

4.    REGISTRATION MARKS

      The Aircraft shall be delivered to Buyer with the registration marks painted on them, which shall be supplied to Embraer by Buyer no later than ninety (90) days before each relevant Aircraft Contractual Delivery Date.

IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT "A-3" AND THE TERMS OF THE TECHNICAL DESCRIPTION, THE TERMS OF THIS ATTACHMENT "A-3" SHALL PREVAIL.